AUBURN

NATIONAL BANCORPORATION,

INC AND SUBSIDIARIES
EXHIBIT

32.2
CERTIFICATION PURSUANT

TO

18 U.S.C. SECTION

1350,

AS ADOPTED

PURSUANT

TO

SECTION 906 OF

THE SARBANES-OXLEY

ACT OF 2002

In connection with

the Quarterly Report of

Auburn

National Bancorporation,

Inc.

(the “Company”)

on Form 10-Q

for the
period ending

September 30, 2022, as

filed with

the Securities and

Exchange Commission as

of the date

hereof (the
“Report”), I,

David A. Hedges,

Executive Vice President and

Chief Financial Officer of the

Company,

certify, pursuant to
18 U.S.C. §

1350, as adopted

pursuant to §

906 of the Sarbanes-Oxley

Act of 2002, that:

(1)
The Report fully

complies with

the requirements of Section 13(a)

or 15(d) of the

Securities Exchange

Act
of 1934; and

(2)
The information contained

in the

Report fairly presents,

in all

material respects, the

financial

condition and
results of operations of the

Company.

Date:

November 9, 2022

/s/ David A.

Hedges
David A. Hedges
Executive Vice President and

Chief Financial

Officer